UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2004

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification Number)

200 SW Market Street, Suite 1900
Portland, Oregon 97201
(address of Principal Executive Offices)(Zip Code)

(503) 546-2499
(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

        (c) Exhibits.

        The following exhibits are being filed herewith and this list shall constitute the exhibit index:

        Exhibit

        99.1         Statistical Supplement

Item 9. Regulation FD Disclosure

        Attached as Exhibit 99.1 is a Statistical Supplement that is being provided to shareholders and others who have requested additional financial and statistical information from the Company that is not included in the Company's earnings release. This information is being furnished to satisfy Regulation FD, but is not deemed filed under the Securities Exchange Act of 1934.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION
(Registrant)

Dated: July 15, 2004	By: /s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary

EXHIBIT 99.1

UMPQUA HOLDINGS CORPORATION
Statistical Supplement
(in thousands, except share data and ratios: unaudited)

	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr		Years Ended December 31,
	2004	2004	2003	2003	2003	2003	2002	2002	2002	2002	YTD6/2004	2003	2002	2001
Income Statement Data
Interest income	$38,646	$36,907	$36,608	$35,927	$34,281	$35,317	$30,058	$24,052	$23,149	$23,065	$75,553	$142,132	$100,325	$88,037
Interest expense	7,557	7,392	6,804	6,839	7,480	7,738	6,935	5,739	5,428	5,695	14,948	28,860	23,797	32,407
Net interest income	31,089	29,515	29,804	29,088	26,801	27,579	23,123	18,313	17,721	17,370	60,605	113,272	76,528	55,630
Provision for credit losses	1,100	1,075	1,075	1,050	950	1,475	1,384	900	600	1,004	2,175	4,550	3,888	3,190
Net interest income after provision for credit losses	29,989	28,440	28,729	28,038	25,851	26,104	21,739	17,413	17,121	16,366	58,430	108,722	72,640	52,440
Service fees	3,273	3,127	3,188	3,256	3,198	2,914	2,541	2,138	1,877	2,084	6,400	12,556	8,640	7,768
Brokerage fees & commissions	3,014	2,891	2,554	2,635	2,370	1,939	2,208	2,299	2,331	2,174	5,905	9,498	9,012	8,309
Mortgage banking revenue, net	2,399	1,649	1,200	3,160	2,834	4,279	3,989	1,190	2,216	1,679	4,048	11,473	9,073	5,106
Gain (loss) on sale of securities	6	-	2	10	2,136	7	6	396	(901)	2	6	2,155	(497)	210
Other income	716	793	760	455	1,100	1,045	412	682	478	541	1,509	3,361	2,113	2,005
Total noninterest income	9,408	8,460	7,704	9,516	11,638	10,184	9,156	6,705	6,001	6,480	17,868	39,043	28,341	23,398
Salaries and employee benefits	13,753	13,665	13,583	13,438	13,171	12,899	10,877	8,963	8,568	8,709	27,419	53,090	37,117	30,220
Premises and equipment	4,153	4,115	3,770	3,534	3,947	3,582	2,936	2,348	2,213	2,099	8,268	14,834	9,596	8,283
Other non interest expense	6,550	5,946	6,077	6,332	6,760	6,093	5,221	3,810	4,108	4,109	12,494	25,263	17,249	15,768
Total noninterest expense	24,456	23,726	23,430	23,304	23,878	22,574	19,034	15,121	14,889	14,917	48,180	93,187	63,962	54,271
Operating income before income tax & merger expense	14,941	13,174	13,003	14,250	13,611	13,714	11,861	8,997	8,233	7,929	28,115	54,578	37,020	21,567
Provision for income taxes	5,464	4,645	4,412	4,983	4,807	4,925	4,398	2,987	2,951	2,995	10,109	19,127	13,332	8,181
Net income before merger expenses	$9,477	$8,529	$8,591	$9,267	$8,804	$8,789	$7,463	$6,010	$5,282	$4,934	$18,006	$35,451	$23,689	$13,387
Merger expenses net of tax benefit	346	131	-	251	672	409	748	-	-	973	477	1,332	1,721	4,837
Net income	$9,131	$8,398	$8,591	$9,016	$8,132	$8,380	$6,715	$6,010	$5,282	$3,961	$17,529	$34,119	$21,968	$8,550
Share Data(1)
Before Merger Expenses:
Basic earnings per common share	$0.33	$0.30	$0.30	$0.33	$0.31	$0.31	$0.31	$0.30	$0.26	$0.25	$0.63	$1.25	$1.13	$0.71
Diluted earnings per common share	$0.33	$0.30	$0.30	$0.32	$0.31	$0.31	$0.31	$0.29	$0.26	$0.24	$0.63	$1.24	$1.11	$0.70
After Merger Expenses:
Basic earnings per common share	$0.32	$0.30	$0.30	$0.32	$0.29	$0.30	$0.28	$0.30	$0.26	$0.20	$0.62	$1.21	$1.04	$0.46
Diluted earnings per common share	$0.32	$0.29	$0.30	$0.31	$0.28	$0.29	$0.28	$0.29	$0.26	$0.20	$0.61	$1.19	$1.03	$0.45
Tangible book value per common share	$5.76	$5.99	$5.61	$5.36	$5.10	$4.86	$4.55	$6.21	$5.93	$5.60	$5.76	$5.61	$4.55	$5.49
Book value per common share	$11.41	$11.59	$11.23	$11.00	$10.77	$10.57	$10.30	$7.51	$7.23	$6.91	$11.41	$11.23	$10.30	$6.78
Cash dividends per common share	$0.06	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.10	$0.16	$0.16	$0.13
Ratio of dividends declared to net income	18.54%	13.57%	13.23%	12.59%	13.92%	13.50%	16.68%	13.39%	15.22%	20.32%	16.16%	13.29%	16.09%	29.53%
Shares outstanding	28,219,677	28,489,267	28,411,816	28,365,814	28,331,279	28,234,620	27,980,591	20,137,343	20,108,342	19,970,763	28,219,677	28,411,816	27,980,591	19,952,965
Basic weighted average shares of common stock outstanding	28,339,080	28,445,316	28,389,064	28,343,696	28,283,843	28,157,475	24,054,398	20,125,583	20,041,973	19,960,668	28,392,198	28,294,291	21,054,351	18,781,813
Common stock equivalents	325,199	373,883	413,101	359,195	384,083	412,669	309,762	273,213	276,731	243,474	342,661	371,779	251,686	224,536
Fully diluted weighted average shares of common stock outstanding	28,664,279	28,819,200	28,802,165	28,702,891	28,667,926	28,570,144	24,364,160	20,398,796	20,318,704	20,204,142	28,734,859	28,666,070	21,306,037	19,006,349
Operating Diluted Earnings Per Share Contribution
Core company (excluding mortgage group and gain (loss) on sale of securities)	$0.31	$0.29	$0.31	$0.27	$0.23	$0.26	$0.25	$0.26	$0.24	$0.20	$0.60	$1.07	$0.96	$0.61
Mortgage group	$0.02	$0.01	$(0.01)	$0.05	$0.03	$0.05	$0.06	$0.02	$0.05	$0.04	$0.03	$0.12	$0.17	$0.09
Gain (loss) on sale of securities	$0.00	$-	$0.00	$0.00	$0.05	$0.00	$0.00	$0.01	$(0.03)	$0.00	$0.00	$0.05	$(0.01)	$0.01
Operating earnings per diluted share	$0.33	$0.30	$0.30	$0.32	$0.31	$0.31	$0.31	$0.29	$0.26	$0.24	$0.63	$1.24	$1.11	$0.70
Balance Sheet Data (at period end)
Investment securities	$574,009	$518,496	$517,781	$422,973	$370,878	$374,000	$349,615	$272,007	$197,320	$191,189	$574,009	$517,781	$349,615	$212,722
Loans & leases, gross (excl held-for-sale)	2,152,417	2,073,875	2,003,587	1,935,482	1,877,238	1,823,311	1,778,315	1,076,521	1,051,008	1,041,553	2,152,417	2,003,587	1,778,315	1,016,142
Less: Allowance for credit losses	27,319	26,287	25,352	25,312	25,316	24,538	24,731	15,038	14,698	14,271	27,319	25,352	24,731	13,221
Loans & leases, net (excl held-for-sale)	2,125,098	2,047,588	1,978,235	1,910,170	1,851,922	1,798,773	1,753,584	1,061,483	1,036,310	1,027,282	2,125,098	1,978,235	1,753,584	1,002,921
Intangible assets	159,575	159,661	159,585	160,012	160,547	161,181	160,967	26,105	26,117	26,169	159,575	159,585	160,967	25,841
Total assets	3,153,291	2,997,782	2,963,815	2,811,195	2,747,057	2,645,915	2,555,964	1,586,955	1,489,711	1,437,172	3,153,291	2,963,815	2,555,964	1,428,711
Total deposits	2,479,115	2,428,926	2,378,192	2,263,211	2,282,909	2,178,769	2,103,790	1,347,494	1,278,086	1,207,513	2,479,115	2,378,192	2,103,790	1,204,893
Total shareholders' equity	322,039	330,237	318,969	311,987	305,104	298,469	288,159	151,214	145,377	137,913	322,039	318,969	288,159	135,301
Balance Sheet Data (averages)
Loans & leases, gross (excl held-for-sale)	$2,125,031	$2,033,357	$1,945,568	$1,900,862	$1,827,360	$1,796,875	$1,410,341	$1,063,939	$1,041,251	$1,020,288	$2,079,194	$1,868,165	$1,134,832	$838,348
Loans held for sale	29,245	25,100	39,868	72,831	40,678	34,298	38,708	21,727	16,816	12,841	27,172,582	47,005	22,592	10,867
Earning assets	2,751,467	2,581,349	2,499,933	2,412,628	2,296,639	2,223,745	1,827,954	1,406,355	1,286,450	1,269,304	2,666,408	2,359,142	1,449,250	1,111,941
Total assets	3,106,392	2,941,964	2,863,045	2,759,590	2,636,203	2,579,051	2,071,194	1,539,335	1,431,889	1,410,246	3,024,178	2,710,388	1,614,775	1,223,718
Non interest bearing demand deposits	607,543	571,131	585,655	583,422	531,779	473,501	400,737	302,983	275,125	257,663	589,337	544,006	309,502	229,091
Interest bearing deposits	1,861,619	1,813,598	1,737,365	1,658,570	1,644,151	1,631,155	1,317,153	1,022,508	943,012	933,151	1,837,609	1,688,076	1,054,922	814,473
Interest bearing liabilities	2,145,309	2,021,049	1,937,556	1,843,889	1,772,521	1,760,894	1,433,604	1,074,087	991,649	995,415	2,083,179	1,829,240	1,124,753	865,816
Total shareholders' equity	327,064	324,191	314,184	305,751	301,314	292,767	215,557	149,350	143,008	138,473	325,628	303,569	161,774	118,411

UMPQUA HOLDINGS CORPORATION
Statistical Supplement
(in thousands, except share data and ratios: unaudited)

	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr		Years Ended December 31,
	2004	2004	2003	2003	2003	2003	2002	2002	2002	2002	YTD 6/2004	2003	2002	2001
Other Financial Data
Total loan charge-offs	$ 415	$447	$1,591	2,045	$466	$1,975	$1,760	$669	$234	$129	$862	$6,077	$2,792	$2,146
Total loan recoveries	347	307	556	991	294	307	212	109	61	176	654	2,148	558	474
Net loan charge-offs (recoveries)	68	140	1,035	1,054	172	1,668	1,548	560	173	(47)	208	3,929	2,234	1,672
Loans 90 days past due and still accruing	704	1,246	927	533	1,112	963	3,243	520	2,559	2,166	704	927	3,243	311
Non-accrual loans	11,648	10,554	10,498	12,861	20,767	16,853	15,152	4,803	4,140	2,527	11,648	10,498	15,152	3,055
Total nonperforming loans	12,352	11,800	11,425	13,394	21,879	17,816	18,395	5,323	6,699	4,693	12,352	11,425	18,395	3,366
Other real estate owned	724	1,711	2,529	2,452	2,504	3,430	2,209	756	1,384	1,430	724	2,529	2,209	1,061
Nonperforming assets	13,076	13,511	13,954	15,846	24,383	21,246	20,604	6,079	8,083	6,123	13,076	13,954	20,604	4,427
Selected Ratios
Before Merger Expenses :
Return on average total assets (annualized)	1.23%	1.17%	1.19%	1.33%	1.34%	1.38%	1.43%	1.55%	1.48%	1.42%	1.19%	1.31%	1.47%	1.09%
Return on average tangible assets (annualized)	1.29%	1.23%	1.28%	1.43%	1.43%	1.46%	1.52%	1.60%	1.51%	1.43%	1.26%	1.39%	1.51%	1.10%
Return on average total shareholders' equity (annualized)	11.65%	10.58%	10.85%	12.02%	11.72%	12.17%	13.74%	15.97%	14.82%	14.45%	11.09%	11.68%	14.64%	11.30%
Return on average tangible shareholders' equity (annualized)	22.76%	20.84%	22.10%	25.31%	25.19%	27.04%	23.76%	19.35%	17.98%	17.62%	21.75%	24.80%	19.76%	12.59%
Efficiency ratio (3) - Umpqua Bank only	55.11%	58.16%	56.89%	55.94%	57.51%	54.98%	52.88%	55.08%	57.22%	58.35%	56.59%	56.32%	55.58%	58.23%
Efficiency ratio (3)	60.09%	62.13%	62.10%	59.98%	61.55%	59.16%	58.23%	59.58%	61.83%	61.64%	61.08%	60.70%	60.15%	67.52%
Non interest revenue to Total revenue (TE)	23.12%	22.16%	20.42%	24.49%	30.00%	26.69%	28.01%	26.42%	24.92%	26.78%	22.65%	25.43%	26.65%	29.11%
Effective tax rate	36.57%	35.26%	33.93%	34.97%	35.32%	35.91%	37.08%	33.20%	35.84%	37.77%	35.96%	35.05%	36.01%	37.93%
After Merger Expenses:
Return on average total assets (annualized)	1.18%	1.15%	1.19%	1.30%	1.24%	1.32%	1.29%	1.55%	1.48%	1.14%	1.16%	1.26%	1.36%	0.70%
Return on average tangible assets (annualized)	1.25%	1.21%	1.28%	1.40%	1.32%	1.39%	1.36%	1.60%	1.51%	1.15%	1.23%	1.34%	1.40%	0.71%
Return on average total shareholders' equity (annualized)	11.23%	10.42%	10.85%	11.70%	10.83%	11.61%	12.36%	15.97%	14.82%	11.60%	10.80%	11.24%	13.58%	7.22%
Return on average tangible shareholders' equity (annualized)	21.93%	20.52%	22.10%	24.63%	23.27%	25.78%	21.38%	19.35%	17.98%	14.14%	21.17%	23.87%	18.33%	8.04%
Average yield on earning assets (2) (annualized)	5.68%	5.78%	5.85%	5.95%	6.05%	6.51%	6.61%	6.89%	7.33%	7.48%	5.73%	6.08%	7.02%	8.04%
Interest expense to interest bearing liabilities(2)(annualized)	1.42%	1.47%	1.39%	1.47%	1.69%	1.78%	1.92%	2.12%	2.19%	2.32%	1.44%	1.58%	2.12%	3.74%
Net interest spread (2)	4.26%	4.31%	4.45%	4.48%	4.36%	4.73%	4.69%	4.77%	5.14%	5.16%	4.29%	4.50%	4.91%	4.30%
Interest expense to earning assets (annualized)	1.10%	1.15%	1.08%	1.12%	1.31%	1.41%	1.51%	1.62%	1.69%	1.82%	1.12%	1.22%	1.64%	2.91%
Net interest margin (2) (annualized)	4.57%	4.63%	4.77%	4.82%	4.74%	5.10%	5.10%	5.27%	5.63%	5.66%	4.60%	4.85%	5.38%	5.13%
Net interest margin (2) (annualized) - Umpqua Bank only	4.74%	4.80%	4.91%	4.98%	4.90%	5.27%	5.28%	5.27%	5.63%	5.66%	4.77%	5.01%	5.44%	5.13%
Asset Quality Ratios
Allowance for possible loan and lease losses to ending total loans and leases	1.27%	1.27%	1.27%	1.31%	1.35%	1.35%	1.39%	1.40%	1.40%	1.37%	1.27%	1.27%	1.39%	1.30%
Nonperforming loans to ending total loans and leases	0.57%	0.57%	0.57%	0.69%	1.17%	0.98%	1.03%	0.49%	0.64%	0.45%	0.57%	0.57%	1.03%	0.33%
Nonperforming assets to ending total assets	0.41%	0.45%	0.47%	0.56%	0.89%	0.80%	0.81%	0.38%	0.54%	0.43%	0.41%	0.47%	0.81%	0.31%
Net loan charge-offs (recoveries) to avg loans and leases (annualized)	0.01%	0.03%	0.21%	0.22%	0.04%	0.38%	0.44%	0.21%	0.07%	-0.02%	0.02%	0.21%	0.20%	0.20%
Capital Ratio
Average shareholders' equity to average assets	10.53%	11.02%	10.97%	11.08%	11.43%	11.35%	10.41%	9.70%	9.99%	9.82%	10.77%	11.20%	10.02%	9.68%
Year to Date Growth
Loans & leases, gross (excl held-for-sale)	7.43%	3.51%	12.67%	8.84%	5.56%	2.53%	75.01%	5.94%	3.43%	2.50%	7.43%	12.67%	75.01%	35.12%
Deposits	4.24%	2.13%	13.04%	7.58%	8.51%	3.56%	74.60%	11.84%	6.07%	0.22%	4.24%	13.04%	74.60%	21.27%
Total assets	6.39%	1.15%	15.96%	9.99%	7.48%	3.52%	78.90%	11.08%	4.27%	0.59%	6.39%	15.96%	78.90%	23.26%
Mortgage Banking Revenue
Gain (loss) on origination and sale	1,903	1,273	1,208	2,424	4,867	4,985	4,904	2,377	1,892	1,662	3,176	13,484	10,834	6,272
Servicing income before accelerated amortization	314	307	299	318	323	253	227	207	193	177	621	1,193	804	457
Accelerated servicing right amortization	(684)	(531)	(527)	(1,222)	(1,056)	(709)	(670)	(343)	(169)	(160)	(1,215)	(3,514)	(1,342)	(627)
Sub total before mortgage servicing right (MSR) valuation change	1,533	1,049	980	1,520	4,134	4,529	4,461	2,241	1,916	1,679	2,582	11,163	10,296	6,102
MSR valuation change	866	600	220	1,640	(1,700)	(250)	(471)	(1,050)	300	-	1,466	(90)	(1,221)	(996)
Total Mortgage Banking Revenue	2,399	1,649	1,200	3,160	2,434	4,279	3,990	1,191	2,216	1,679	4,048	11,073	9,075	5,106
Mortgage Servicing Right Asset
Gross Mortgage Servicing Right Asset	11,832	12,266	12,515	12,859	13,041	12,646	11,533	8,789	7,764	6,987	11,832	12,515	11,533	5,872
less: valuation reserve	(441)	(1,307)	(1,907)	(2,127)	(3,767)	(2,467)	(2,217)	(1,746)	(696)	(996)	(441)	(1,907)	(2,217)	(996)
Net Mortgage Servicing Right Asset	11,391	10,959	10,608	10,732	9,274	10,179	9,316	7,043	7,068	5,991	11,391	10,608	9,316	4,876
Net Mortgage Servicing Right Asset as % of serviced loan portfolio	1.02%	0.95%	0.91%	0.91%	0.77%	0.90%	0.91%	0.87%	0.98%	0.94%	1.02%	0.91%	0.91%	0.91%

(1) Per share data has been adjusted for subsequent stock dividends and stock splits.

(2) Tax exempt interest income has been adjusted to a tax equivalent basis at a 35% effective tax rate beginning in 2001. Prior years at 34%.

(3) Efficiency ratio is noninterest expense divided by the sum of net interest income (tax equivalent basis) plus noninterest income.